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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                               -----------------

                                   FORM 8-K



                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  February 1, 2001
                                                         ----------------

                           CORINTHIAN COLLEGES, INC.
                           -------------------------
                      (Exact Name of Issuer as Specified
                                in its Charter)


              Delaware                0-25283                   33-0717312
         -----------------        ----------------       -----------------------
         (State or Other          (Commission File              (IRS
          Jurisdiction                 Number)           Employer Identification
          of Incorporation)                                      Number)

       6 Hutton Centre Drive, Suite 400, Santa Ana, California        92707
       -------------------------------------------------------      ----------
         (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code (714) 427-3000
                                                   --------------


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Item 9. Regulation FD Disclosure.

Pursuant to the requirements of Regulation FD Rules 100-103, Corinthian Colleges, Inc. (the "Company") hereby reports that, as of December 31, 2000, the percentages of the Company's students enrolled in the Company's principal curriculum areas were as follows:


Healthcare:                                      45%
Business:                                        28%
Information Technology and/or Electronics:       17%
Criminal Justice:                                 6%
Other:                                            4%
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CORINTHIAN COLLEGES, INC.




February 2, 2001                     /s/ DENNIS N. BEAL
                                     --------------------------------------
                                     Dennis N. Beal
                                     Executive Vice President and
                                     Chief Financial Officer

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